[DEPARTMENT OF DEFENSE LOGO]

                           DEPARTMENT OF THE NAVY
                       NAVY ENGINEERING LOGISTICS OFFICE
                             CRYSTAL GATEWAY NORTH
                      1111 JEFFERSON DAVIS HWY, SUITE 813
                      ARLINGTON, VIRGINIA 22202-4304
                                                              IN REPLY REFER TO
                                                      Ref:  CLM-001-97
                                                      10 January 1997


Securities and Exchange Commission
Judiciary Plaza - 450 Fifth Street, N.W.
Washington, D.C. 20549

Attn: Nancy K. Oremland, Esquire

                  Template Software, Inc. (File No. 333-17063)
                  REGISTRATION STATEMENT ON FORM S-1


Dear Ms. Oremland:

        In connection with the above-referenced registration statement of Template Software, Inc. (the "Company), this is to certify, in accordance with Rule 171(b) of the Securities Act of 1933, as amended (the "Securities Act"), that the contracts listed in the attached schedule between the Company and this agency have been classified, in the interest of national defense, pursuant to the authority granted this agency by Executive Order. Accordingly, pursuant to Rule 171(b) of the Securities Act, these classified contracts are not subject to public disclosure. This agency does not object to the Company disclosing this letter or the fact that the Company is party to the contracts listed on the attached schedule.


Sincerely yours,

/s/ CHARLES L. MAGGIO
----------------------
Charles L. Maggio
Contracting Officer


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                          1996 CONTRACTS IN PROGRESS

CONTRACT NO.        DATE ISSUED      PERIOD OF PERFORMANCE      AMOUNT
96-C-9058           21FEB96          21FEB96-20FEB97            1,900,809
Mod 3               26SEP96                                       845,892